Share Capital	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Share Capital	SHARE CAPITAL
Common Shares
The Company is authorized to issue an unlimited number of common shares. At December 31, 2020 and 2019, the Company had 142,239 common shares issued and outstanding. In 2020, a return of stated capital in the amount of $607 million was paid (2019 - $748 million).
The amount and timing of any dividends payable by Hydro One is at the discretion of the Hydro One Board of Directors and is established on the basis of Hydro One’s results of operations, maintenance of its deemed regulatory capital structure, financial condition, cash requirements, the satisfaction of solvency tests imposed by corporate laws for the declaration and payment of dividends and other factors that the Board of Directors may consider relevant.
Preferred Shares
The Company is authorized to issue an unlimited number of preferred shares, issuable in series. At December 31, 2020 and 2019, two series of preferred shares were authorized for issuance: the Class A preferred shares and Class B preferred shares. On January 24, 2019, the Company redeemed 485,870 Class B preferred shares totalling $486 million. At December 31, 2020 and 2019, the Company had no Class A preferred shares and no Class B preferred shares issued and outstanding.